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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): April 2, 2001


                        FIRST INTERSTATE BANCSYSTEM, INC.
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             (Exact name of registrant as specified in its charter)


      MONTANA                         33-64304                   81-0331430
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(State or other jurisdiction of      (Commission                (IRS Employer
 incorporation or organization)        File No.)             Identification No.)

                      401 NORTH 31ST STREET, BILLINGS, MT
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                    (Address of principal executive offices)

                                 (406) 255-5390
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events

     Possible Restatement of Financial Results. The Company has determined, in conjunction with its independent auditors, KPMG LLP, that it may be necessary for the Company to restate 1999 and 1998 annual financial statements to change the treatment of certain stock option exercises under the Company's Nonqualified Stock Option and Stock Appreciation Rights Plan under an accounting principle, APB Opinion No. 25. The Company and its independent auditors are continuing to evaluate the appropriateness of such a restatement.

     The Company believes that, if the 1999 and 1998 annual financial statements are restated, its cash, liquidity position, credit facilities or current operations will not be materially affected. If required, the restatement would reduce net income by approximately $1.5 million in 1999 and approximately $0.8 million in 1998. The change in accounting treatment will increase net income for the year ended December 31, 2000 by approximately $0.4 million. Until a determination is made as to whether restatement of the 1999 and 1998 annual financial statements is required, the Company will be unable to complete the preparation of, and the Company's independent auditors will be unable to complete the audit of, the Company's financial statements for the year ended December 31, 2000.

     The Company does not anticipate that the decision as to whether or not restatement is required will be made prior to April 2, 2001, the date on which the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 ("2000 Form 10-K") is due to be filed with the Securities and Exchange Commission. Therefore, the Company will file a Form 12b-25, Notification of Late Filing, on April 3, 2001. The Company expects to make the determination whether or not to restate promptly and will represent in the Notification of Late Filing that the 2000 Form 10-K will be filed no later than April 17, 2001.

     If the Company is required to restate prior financial results, the restatement will be reflected in the Company's Form 10-K for the year ended December 31, 2000. If deemed necessary, the Company anticipates filing amendments to its Form 10-K for the years ended 1999 and 1998 and to its Form 10-Q for quarterly periods materially affected by the restatement as soon as practicable after making that determination.

               SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     CERTAIN STATEMENTS IN THIS FORM 8-K CONSTITUTE "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2001


                                      FIRST INTERSTATE BANCSYSTEM, INC.




                                             /s/  LYLE R. KNIGHT
                                       By: ___________________________
                                           Lyle R. Knight
                                           President and Chief Operating Officer